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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     MACQUARIE INFRASTRUCTURE COMPANY TRUST
             (Exact name of registrant as specified in its charter)


               DELAWARE                                   20-6196808
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

     600 FIFTH AVENUE, 21ST FLOOR
               NEW YORK, NY                                10020
(Address of principal executive offices)                 (Zip Code)

                              --------------------

                      MACQUARIE INFRASTRUCTURE COMPANY LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                   43-2052503
(State of incorporation or organization)         (I.R.S. Identification No.)

     600 FIFTH AVENUE, 21ST FLOOR
               NEW YORK, NY                                10020
(Address of principal executive offices)                 (Zip Code)


      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration file number to which this form relates: 333-116244

Securities to be registered pursuant to Section 12(b) of the Act:

      SHARES REPRESENTING BENEFICIAL INTERESTS IN MACQUARIE INFRASTRUCTURE
                                 COMPANY TRUST.
                                (Title of Class)

              LLC INTERESTS OF MACQUARIE INFRASTRUCTURE COMPANY LLC
                                (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:  None


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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the shares representing beneficial interests in Macquarie Infrastructure Company Trust and of the LLC interests of Macquarie Infrastructure Company LLC, set forth under the heading "Description of Shares" in the Registrants' Registration Statement on Form S-1 (Registration No. 333-116244) as originally filed with the Securities and Exchange Commission (the "Commission") on June 7, 2004, and as subsequently amended (the "S-1 Registration Statement"), and in the prospectus included in the S-1 Registration Statement, which description will be included in the prospectus relating to the S-1 Registration Statement to be filed by the Registrants with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is hereby incorporated by reference.


ITEM 2.     EXHIBITS.

Exhibit Number    Description
--------------    -----------
1.                Certificate of Trust of Macquarie Infrastructure Company
                  Trust, incorporated by reference to Exhibit 3.1 of the
                  S-1 Registration Statement
2.                Trust Agreement dated April 13, 2004 of Macquarie
                  Infrastructure Company Trust, incorporated by reference
                  to Exhibit 3.2 of the S-1 Registration Statement
3.                Form of Amended and Restated Trust Agreement of
                  Macquarie Infrastructure Company Trust, incorporated by
                  reference to Exhibit 3.3 of the S-1 Registration
                  Statement
4.                Certificate of Formation of Macquarie Infrastructure
                  Company LLC, incorporated by reference to Exhibit 3.4 of
                  the S-1 Registration Statement
5.                Operating Agreement dated April 13, 2004 of Macquarie
                  Infrastructure Company LLC, incorporated by reference to
                  Exhibit 3.5 of the S-1 Registration Statement
6.                Form of Amended and Restated Operating Agreement of
                  Macquarie Infrastructure Company LLC, incorporated by
                  reference to Exhibit 3.6 of the S-1 Registration
                  Statement
7.                Amended and Restated Certificate of Trust of Macquarie
                  Infrastructure Assets Trust, incorporated by reference
                  to Exhibit 3.7 of the S-1 Registration Statement
8.                Amended and Restated Certificate of Formation of
                  Macquarie Infrastructure Assets LLC, incorporated by
                  reference to Exhibit 3.8 of the S-1 Registration
                  Statement
9.                Specimen certificate evidencing share of trust stock of
                  Macquarie Infrastructure Company Trust, incorporated by
                  reference to Exhibit 4.1 of the S-1 Registration
                  Statement
10.               Specimen certificate evidencing LLC interest of
                  Macquarie Infrastructure Company LLC, incorporated by
                  reference to Exhibit 4.2 of the S-1 Registration
                  Statement

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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, each registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    MACQUARIE INFRASTRUCTURE COMPANY TRUST

                                    By:   MACQUARIE INFRASTRUCTURE COMPANY LLC,
                                          as Sponsor


Date: December 13, 2004             By:      /s/ Peter Stokes
                                    -------------------------------------------
                                    Name:    Peter Stokes
                                    Title:   Chief Executive Officer



                                    MACQUARIE INFRASTRUCTURE COMPANY LLC


Date: December 13, 2004             By:      /s/ Peter Stokes
                                    -------------------------------------------
                                    Name:    Peter Stokes
                                    Title:   Chief Executive Officer